                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 2

         This AMENDMENT NO. 2 ("Amendment") is made as of August __, 2000 among KHPP HOLDINGS, INC., a Delaware corporation ("Holdings"), HOLLEY PERFORMANCE PRODUCTS, INC., a Delaware corporation (the "Borrower"), CREDIT AGRICOLE INDOSUEZ, as Administrative Agent for the Banks (in such capacity "Agent"), COMERICA BANK, as co-Agent (the "co-Agent"), and the Banks listed on the signature pages hereof ("Banks"). This agreement is made with reference to that certain Amended and Restated Credit Agreement dated as of September 20, 1999, as amended on March 8, 2000, by and among Holdings, the Borrower, Agent, co-Agent and the Banks (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         WHEREAS, Holdings, the Borrower, Agent, co-Agent and the Banks entered into the Credit Agreement;

         WHEREAS, the Borrower desires to amend certain financial covenants for the remainder of 2000 and the Guarantors desire to acknowledge such amendments;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      AMENDMENTS

         1.1 Section 7.10 (Total Interest Coverage Ratio) of the Credit Agreement is hereby amended by replacing the table contained therein with the following:

                  "June 30, 2000 ................................1.00 to 1.00
                  September 30, 2000.............................1.00 to 1.00
                  December 31, 2000..............................1.00 to 1.00
                  March 31, 2001 and each calendar
                    quarter thereafter...........................1.50 to 1.00"

         1.2 Section 7.12 of the Credit Agreement (Leverage Ratio) is hereby amended by replacing the table contained therein with the following:

                  "June 30, 2000 ................................7.75 to 1.00
                  September 30, 2000.............................7.50 to 1.00
                  December 31, 2000..............................7.00 to 1.00
                  March 31, 2001 and each calendar
                    quarter thereafter...........................5.50 to 1.00"

         1.3 Section 7.13 (Minimum Consolidated EBITDA) of the Credit Agreement is hereby amended by replacing the amounts set forth for the Test Periods ending June 30, 2000, September 30, 2000 and December 31, 2000 with the following:

                  "June 30, 2000............................   $22.00
                  September 30, 2000........................    22.50
                  December 31, 2000.........................    24.00"

         1.4 Section 6 (Affirmative Covenants) of the Credit Agreement is hereby amended by adding the following as a new Section 6.17:

                  "6.17 Field Audit. The Borrower shall cause a field audit of the inventory and accounts receivable of the Borrower and its Subsidiaries to be completed by a firm acceptable to the Administrative Agent within 30 days of the effectiveness of Amendment No. 2 to this Agreement."

         1.5 Section 9 (Definitions) of the Credit Agreement is hereby amended by replacing the definition of "Interest Margin" with the following:

                  "'Interest Margin' shall mean, in respect of (i) Base Rate Loans, 1.50% and (ii) Reserve Adjusted Eurodollar Loans, 3.00%."

SECTION 2.  RATIFICATION OF AGREEMENT

         2.1 To induce the Banks to enter into this Amendment, the Borrower and Holdings jointly and severally represent and warrant that after giving effect to this Amendment no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

SECTION 3.  CONDITIONS PRECEDENT

         The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

                  (a) The execution of the counterparts hereof by Holdings, the Borrower, each of the Subsidiary Guarantors and the Required Banks;

                  (b) The receipt by the Administrative Agent for the account of the Banks of a fee of 0.0025% of the Total Revolving Loan Commitments; and

                  (c) The receipt by the Administrative Agent of all out-of-pocket expenses incurred in connection with this Amendment.


SECTION 4.  COUNTERPARTS; EFFECTIVENESS

         This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Holdings, the Borrower and the Banks.

SECTION 5.  GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

SECTION 6.  ACKNOWLEDGMENT AND CONSENT BY THE GUARANTORS

         Each of the Guarantors hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

         Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.


                                     KHPP HOLDINGS, INC.


                                     By: /s/ Jeffrey G. King
                                        -------------------------------
                                        Name: Jeffrey G. King
                                        Title: President and CEO


                                     HOLLEY PERFORMANCE PRODUCTS, INC.


                                     By: /s/ Jeffrey G. King
                                        -------------------------------
                                        Name: Jeffrey G. King
                                        Title: President and CEO


                                     WEIAND AUTOMOTIVE INDUSTRIES, INC.


                                     By: /s/ Jeffrey G. King
                                        -------------------------------
                                        Name: Jeffrey G. King
                                        Title: President and CEO


                                     LUNATI CAMS, INC.


                                     By: /s/ Jeffrey G. King
                                        -------------------------------
                                        Name: Jeffrey G. King
                                        Title: President and CEO


                                     LMT MOTOR SPORTS CORPORATION


                                     By: /s/ Jeffrey G. King
                                        -------------------------------
                                        Name: Jeffrey G. King
                                        Title: President and CEO


                                     LUNATI & TAYLOR PISTONS,
                                       INCORPORATED

                                           By: /s/ Jeffrey G. King
                                               ----------------------------
                                               Name:
                                               Title:

                                           HOLLEY PERFORMANCE SYSTEMS, INC.

                                           By: /s/ Jeffrey G. King
                                               ----------------------------
                                               Name:
                                               Title:

                                           BOOKER INDUSTRIES, INC.

                                           By: /s/ Jeffrey G. King
                                               ----------------------------
                                               Name:
                                               Title:

                                           CREDIT AGRICOLE INDOSUEZ,
                                             as Administrative Agent and a Bank

                                           By:
                                               ----------------------------
                                               Name:
                                               Title:

                                           By:
                                               ----------------------------
                                               Name:
                                               Title:

                                           COMERICA BANK,
                                            as co-Agent and as a Bank

                                           By:
                                               ----------------------------
                                               Name:
                                               Title:

                                    HOLLEY PERFORMANCE SYSTEMS, INC.


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:



                                    HOOKER INDUSTRIES, INC.


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:


                                    CREDIT AGRICOLE INDOSUEZ,
                                      as Administrative Agent and a
                                      Bank


                                    By: /s/ PIERRE ESTIVAES
                                       ------------------------------
                                       Name:  Pierre Estivaes
                                       Title: Senior Vice President


                                    By: /s/ JAMES ROCHE
                                       ------------------------------
                                       Name:  James Roche
                                       Title: Vice President


                                    COMERICA BANK,
                                      as co-Agent and as a Bank


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:



                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                      FINANCE, INC., as a Bank


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          HOLLEY PERFORMANCE SYSTEMS, INC.

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          HOOKER INDUSTRIES, INC.

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          CREDIT AGRICOLE INDOSUEZ,
                                          as Administrative Agent and a
                                          Bank

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                          By:
                                              ---------------------------------
                                              Name:
                                               Title:

                                           COMERICA BANK,
                                               as co-Agent and as a Bank

                                           By: /s/ Mark A. Reifel
                                               ---------------------------------
                                               Name:  Mark A. Reifel
                                               Title:  Vice President

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                       FINANCE, INC., as a Bank


                                    By: /s/ David M. Hamisch
                                       --------------------------------------
                                       Name:  David M. Hamisch
                                       Title: Vice President


                                    By: /s/ G. Steven Kalin
                                       --------------------------------------
                                       Name:  G. Steven Kalin
                                       Title: Vice President




                                    CIBC INC., as a Bank


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                       FINANCE, INC., as a Bank


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    CIBC INC., as a Bank

                                    By: /s/ Lindsay Gordon
                                       --------------------------------------
                                       Name:  Lindsay Gordon
                                       Title: Executive Director
                                               CIBC World Markets Corp.
                                               As Agent